Page 20 of 21 Pages

                                   EXHIBIT 12

                             JOINT FILING AGREEMENT


The undersigned hereby agree that the statement on Schedule 13D with respect to the Ordinary Shares of LanOptics Ltd., dated as of June 22, 2001, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date: June 22, 2001

                                        COMSOR VENTURE FUND


                                        By:    /s/ Yaacov Koren
                                               ---------------------------------
                                               Yaacov Koren
                                               Authorized Signatory


                                        CTI CAPITAL CORP.


                                        By:    /s/ Yaacov Koren
                                               ---------------------------------
                                               Yaacov Koren
                                               Managing Director


                                        COMVERSE TECHNOLOGY, INC.


                                        By:    /s/ David Kreinberg
                                               ---------------------------------
                                               David Kreinberg
                                               Chief Financial Officer


                                        QUANTUM INDUSTRIAL PARTNERS LDC


                                        By:    /s/ Richard D. Holahan, Jr.
                                               ---------------------------------
                                               Richard D. Holahan, Jr.
                                               Attorney-in-Fact


                                        QIH MANAGEMENT INVESTOR, L.P.

                                        By: QIH  Management,  Inc.,
                                            its General Partner

                                        By:    /s/ Richard D. Holahan, Jr.
                                               ---------------------------------
                                               Richard D. Holahan, Jr.
                                               Vice President

                                                             Page 21 of 21 Pages


                                        QIH MANAGEMENT, INC.


                                        By:    /s/ Richard D. Holahan, Jr.
                                               ---------------------------------
                                               Richard D. Holahan, Jr.
                                               Vice President


                                        SOROS FUND MANAGEMENT LLC


                                        By:    /s/ Richard D. Holahan, Jr.
                                               ---------------------------------
                                               Richard  D.   Holahan,   Jr.
                                               Assistant General Counsel


                                        GEORGE SOROS


                                        By:   /s/ Richard D. Holahan, Jr.
                                              ----------------------------------
                                              Richard D. Holahan, Jr.
                                              Attorney-in-Fact


                                        ZVI ALEXANDER

                                        /s/ Zvi Alexander
                                        ----------------------------------------


                                        RACHEL ALEXANDER

                                        /s/ Rachel Alexander
                                        ----------------------------------------